                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


        The undersigned directors and officers of Brunswick Corporation, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Victoria J. Reich and Peter G. Leemputte and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as directors and officers of the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto; and each of the undersigned hereby ratifies and approves all that said attorneys or any of them shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in one or more counterparts on the date set opposite his or her name.


Capacity                              Signature                       Date
--------                              ---------                       ----



Chairman of the Board,         /s/ George W. Buckley              March 7, 2002
Chief Executive Officer        ---------------------
(Principal Executive           George W. Buckley
Officer) and Director


Director                       /s/ Nolan D. Archibald             March 7, 2002
                               ----------------------
                               Nolan D. Archibald


Director                       /s/ Dorrit J. Bern                 March 7, 2002
                               ------------------
                               Dorrit J. Bern


Director                       /s/ Jeffrey L. Bleustein           March 7, 2002
                               ------------------------
                               Jeffrey L. Bleustein


Director                       /s/ Michael J. Callahan            March 7, 2002
                               -----------------------
                               Michael J. Callahan


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Capacity                             Signature                         Date
--------                             ---------                         ----



Director                       /s/ Manuel A. Fernandez            March 7, 2002
                               -----------------------
                               Manuel A. Fernandez


Director                       /s/ Peter Harf                     March 7, 2002
                               --------------
                               Peter Harf


Vice Chairman                  /s/ Peter B. Hamilton              March 7, 2002
and Director                   ---------------------
                               Peter B. Hamilton



Director                       /s/ Jay W. Lorsch                  March 7, 2002
                               -----------------
                               Jay W. Lorsch


Director                       /s/ Bettye Martin Musham           March 7, 2002
                               ------------------------
                               Bettye Martin Musham


Director                       /s/ Graham Phillips                March 7, 2002
                               -------------------
                               Graham Phillips


Director                       /s/ Robert L. Ryan                 March 7, 2002
                               ------------------
                               Robert L. Ryan


Director                       /s/ Roger W. Schipke               March 7, 2002
                               --------------------
                               Roger W. Schipke





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